SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

         The following is added to the end of the table on page 4 for the Common Class, A and C Shares under the heading "Key Points - Goal and Principal Strategies":

         The fund seeks total return by investing in commodity-linked derivative instruments -- particularly commodity swaps on the Dow-Jones AIG Commodity Index (the "Index") -- backed by a portfolio of fixed income securities. On December 16, 2005 the Internal Revenue Service ("IRS") issued a ruling that would limit the income derived from commodity-linked swaps after June 30, 2006 to a maximum of 10% of the fund's gross income. The application of this ruling will not permit the fund to invest in commodity-linked swaps after June 30, 2006 in the manner that it has since inception.

         The fund is currently evaluating available alternatives in response to the IRS ruling, including changing the instruments the fund would use to gain exposure to the return of the Index. Investing in these instruments rather than swaps may reduce the degree of correlation between the fund's performance and that of the Index and may subject investors to the risk of diminished investment returns.

         If suitable alternatives are not available, the fund may be required to change its investment objective, policies or techniques, or may be liquidated. A liquidation would subject investors to tax on the difference between the liquidating distribution and their basis in their shares.



         The sections of the Prospectuses for the Common Class, A and C Shares entitled "Key Points - A Word About Risk - Tax Risk" and "More About Risk - Types of Investment Risk - Tax Risk" are deleted in their entirety and replaced with the following:

TAX RISK

         In order to be treated as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code"), the fund must derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued a ruling that would cause certain income from commodity-linked swaps, which the fund invests in to gain exposure to the Index, to not be considered qualifying income after June 30, 2006. As a result, the income the fund derives from such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 must be limited to a maximum of 10 percent of its gross income.

         Although the ruling has no impact on the operations of the fund through June 30, 2006, we are evaluating possible alternatives that would enable the fund to continue to qualify as a regulated investment company after June 30, 2006. Alternatives include changing the investments the fund would use to gain exposure to the return of the Index. If the fund is unable to ensure continued qualification, the fund may be required to change its investment objective, policies or techniques, or may be liquidated.

         The second paragraph in the section of the Prospectuses for the Common Class, A and C Shares entitled: "The Fund in Detail - Risk Factors" is deleted in its entirety and replaced with the following:

         On December 16, 2005, the IRS issued a ruling that would cause certain income from commodity-linked swaps, which the fund invests in to gain exposure to the Index, to not be considered qualifying income after June 30, 2006. The ruling would limit the extent to which the fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income. The fund is evaluating alternatives that would enable the fund to continue to qualify as a regulated investment company after June 30, 2006. If the fund is unable to ensure continued qualification, the fund may be required to change its investment objective, policies or techniques, or may be liquidated.



         The first paragraph in the section of the Prospectuses for the Common Class, A and C Shares entitled: "Taxes" is deleted in its entirety and replaced with the following:

         On December 16, 2005, the IRS issued a Revenue Ruling that may limit the extent to which the fund may invest in commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006. See "Tax Risk" above for further information.


Dated:  December 20, 2005                                      16-1205
                                                               for
                                                               CSCRC
                                                               CSCRL
                                                               2005-38

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The section of the Statement of Additional Information entitled "Additional Information Concerning Taxes - Special Considerations - Tax Treatment of Structured Notes and Swaps" is deleted in its entirety and replaced with the following:

     As described in the Prospectus, the fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index. On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that would cause certain income from commodity-linked swaps and certain other commodity-linked derivatives to not be considered qualifying income after June 30, 2006.

     Although the ruling has no impact on the operations of the fund through June 30, 2006, we are evaluating possible alternatives that would enable the fund to continue to qualify as a regulated investment company after June 30, 2006. Alternatives include changing the investments the fund would use to gain exposure to the return of the Dow-Jones AIG Commodity Index. If the fund is unable to ensure continued qualification, the fund may be required to change its investment objective, policies or techniques, or may be liquidated.